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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 1999

                          Watson Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                       0-20045                  95-3872914
----------------------------          -----------             ----------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File number)           Identification No.)

311 Bonnie Circle

Corona, CA                                                          91720
----------------------------------------                        -----------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (909) 270-1400

           -----------------------------------------------------------
           Former name or former address, if changed since last report


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ITEM 2. Acquisition or Disposition of Assets.

On January 14, 1999, the stockholders of TheraTech, Inc. ("TheraTech") approved the Agreement and Plan of Merger dated as of October 23, 1998 (the "Merger Agreement") among TheraTech, Watson Pharmaceuticals, Inc. (the "Registrant"), and Jazz Merger Corp., a wholly owned subsidiary of the Registrant ("Merger Sub"), providing for the merger of Merger Sub with and into TheraTech (the "Merger"). On January 15, 1999, the Merger was consummated by the filing of a certificate of merger in accordance with the laws of the State of Delaware and the terms of the Merger Agreement. The holders of TheraTech common stock, $0.01 par value per share ("TheraTech Common Stock"), will receive shares of the Registrant's common stock, $0.0033 par value per share ("Registrant Common Stock"), plus cash in lieu of any fractional shares, in a transaction accounted for as a pooling of interests for accounting purposes and as a tax-free reorganization for federal income tax purposes.

Pursuant to the terms and conditions of the Merger Agreement, each share of TheraTech Common Stock was converted into the right to receive 0.2663 of a share (the "Exchange Ratio") of Registrant Common Stock. An aggregate of approximately 5,824,385 shares of Registrant Common Stock will be issued pursuant to the Merger. Additionally, each outstanding option to purchase TheraTech Common Stock has been converted into the right to purchase Registrant Common Stock, subject to adjustment based upon the Exchange Ratio. Up to an additional 677,244 shares of Registrant Common Stock may be issued upon exercise of such options. No shares of any other class of stock of TheraTech were outstanding on the date of the Merger.

Additional information with respect to the Merger is set forth in TheraTech's Proxy Statement, dated December 7, 1998, which was contained in the Registrant's Registration Statement on Form S-4 (Registration No. 333-68007) filed with the Securities and Exchange Commission on November 25, 1998, which is incorporated herein by reference.

A copy of the press release of the Registrant, dated January 15, 1999, is attached hereto as Exhibit 99 and is hereby incorporated by reference.

ITEM 7. Exhibits.

(c)        Exhibits.

2 Agreement and Plan of Merger dated as of October 23, 1998, by and among the Registrant, TheraTech and Jazz Merger Corp. (incorporated herein by reference to the Registrant's Registration Statement on Form S-4 (Registration No. 333 - 68007) filed with the Securities and Exchange Commission on November 25, 1998).

99      Press release of Watson Pharmaceuticals, Inc. dated January 15, 1999.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 29, 1999         WATSON PHARMACEUTICALS, INC.

                                 By:  /s/ ROBERT C. FUNSTEN
                                     --------------------------------------
                                     Name: Robert C. Funsten
                                     Title: Vice President, General Counsel
                                     and Secretary


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                          WATSON PHARMACEUTICALS, INC.
                                  EXHIBIT INDEX
                                    FORM 8-K

Exhibit
Number           Description of Document                                           Page
------           -----------------------                                           ----
 2               Agreement and Plan of Merger dated as of October 23, 1998, by and among the Registrant, TheraTech and Jazz Merger Corp.
                 (incorporated herein by reference to the Registrant's
                 Registration Statement on Form S-4 (Registration No. 333 -
                 68007) filed with the Securities and Exchange Commission on
                 November 25, 1998).

 99              Press release of Watson Pharmaceuticals, Inc. dated January 15,
                 1999.



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